Fees Summary	Apr. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,232,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,136.84
Total Offset Amount	0.00
Net Fee	$ 1,136.84